As filed with the Securities and Exchange Commission on March 10, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

1

Item 1. Reports to Stockholders.

(a)

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 17, 2021

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund had a solid 4th quarter, but it was a disappointing year of performance in an environment (recession and low interest rates) that has typically favored high dividend paying stocks. The Fund's performance lagged in 2020 even while the underlying business in the Fund's portfolio performed well in a very challenging year.

The Fund gained +10.85% in the fourth quarter and +0.02% for the 2020 calendar year. It trailed the Russell 1000 Value Index's +16.25% return for the quarter and +2.80% return for the year and the more growth/tech-weighted S&P 500 Index's +12.15% return for the quarter and +18.40% return for the year.

Disclosure Note:

For your information, for the period ended December 31, 2020, the Fund's average annual total returns for the one year and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund was +0.02% and +9.17%, respectively. For the same period, the return for the S&P 500 Index was +18.40% and +16.63%. For the same period, the return for the Russell 1000 Value Index was +2.80% and +9.53%.

Gross Expense Ratio:	1.54%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/21.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 12/31/20 was $25.70.

In early 2021 we took a comprehensive look at the performance of dividend stocks in 2020, sorted by yield. There was a near perfect inverse correlation in 2020 between dividend yield and performance, with the two highest yielding quintiles having negative to flat returns for the year and the two lowest yielding quintiles having high teens to 40% plus returns.

We believe that last year's dividend stock performance is such an anomaly that we expect a sharp reversal in upcoming periods, especially in an environment that we believe will favor value and where income generating investments should be of high interest.

MATRIX ADVISORS
DIVIDEND FUND

The thesis behind the Fund's strategy places paramount importance on a company's commitment to paying a dividend, and then sustaining and growing it over time. The stocks in the portfolio have strong financial positions, cash flows, and solid ongoing profitable franchises that should enable continuity and growth of their dividends even during a sharp recession. In 2020, strong operating results from the companies in the portfolio allowed them to maintain and grow their dividends in a year when dividend cuts and eliminations were common.

Our stock market outlook for 2021 is guardedly optimistic. We believe the economy is poised to rebound strongly in 2021 with a significant amount of pent-up demand from consumers eager to resume activities that were shut down during the pandemic. With millions of people being vaccinated every week since late December, there is a good chance that life will begin to return to normal by mid-2021.

The year ended with a building economic recovery and optimism that once we get through an expected tough first quarter, depressed by another wave of COVID-19 cases, the U.S. economy will kick into a higher gear.

Looking ahead, we are constructive on stocks for 2021, but believe there will be a change in leadership from Growth to Value, with more economically sensitive companies showing stronger year-over-year revenue, earnings, and dividend growth.

The Fund's focus on high quality businesses, reasonable valuations and strong and growing dividends should position it well to navigate the markets ups and downs we anticipate. Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to provide favorable investment returns in the years to come.

The attached commentary provides a thorough discussion on what drove our 2020 returns and why we think the Fund is well positioned going forward.

We hope that you and your family are safe and healthy. We wish you all the best in 2021 and thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

MATRIX ADVISORS
DIVIDEND FUND

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2020 Annual Review

Capital Markets Highlights

In a horrific year of pandemic death, economic shutdowns, racial strife, and a bitterly divisive presidential election, the U.S. stock market recovered from a sharp first-quarter sell-off and ended the year at a record high.

The stock market's strong 4th quarter rally put it solidly in the black for the year. It was a remarkable finish to a year that started so badly, but one that we thought was much more probable than many believed possible once progress was made on solving the health care crisis.

The catalysts for the Q4 market gains were 1) news in November that vaccines against COVID-19 developed by the pharmaceutical companies Pfizer and Moderna were highly effective, their approval imminent, and distribution targeted to begin before year-end, and 2) a largely positive reaction from investors to the prospect of a Biden presidency.

The Q4 2020 stock market1 gains were broad-based with the best returns coming from two beaten-down Value sectors, Financials and Energy. Consumer Staples and Utilities lagged in the quarter.

For the year, Technology, Consumer Discretionary, and Communications Services were the top-performing stock market sectors. The worst performing sectors in 2020 were Energy (for the third consecutive year) and Financials.

Bonds were flat to modestly higher in the quarter and finished the year with gains. The Federal Reserve's massive bond-buying program kept rates at historically low levels, even as the economy began to recover in the second half of the year.

The year ended with a building economic recovery and optimism that once we get through an expected tough first quarter, depressed by another wave of COVID-19 cases, the U.S. economy will kick into a higher gear.

Matrix Portfolio

The Matrix Advisors Dividend Fund gained +10.85% in the fourth quarter and +0.02% for the 2020 calendar year. The Fund trailed the Russell 1000 Value Index's +16.25% return for the quarter and +2.80% return for the year and the more growth/tech-weighted S&P 500 Index's +12.15% return for the quarter and +18.40% return for the year.

The Fund had a solid 4th quarter, but it was a disappointing year of performance as the portfolio's business performed well in very challenging environment (recession and low interest rates) that has typically favored high dividend paying stocks. We are confident that better portfolio performance results are forthcoming in 2021 and beyond.

1  All references to the stock market are the S&P 500 Index unless otherwise noted.

MATRIX ADVISORS
DIVIDEND FUND

Our 2021 Outlook

We are very hopeful that 2021 will be a year of healing for the country and renewed economic expansion, especially for companies and their employees who were most hurt by the stay-at-home economy. Large corporations, like those that make up the stock market, adapted quickly to extraordinary business challenges in 2020, but many smaller companies, deemed non-essential, were forced to close, or operate under very restricted conditions and went out of business, causing millions of people to lose their jobs, many of them with little or no safety net.

Our stock market outlook for 2021 is guardedly optimistic. We believe the economy is poised to rebound strongly in 2021 with a tremendous amount of pent-up demand from consumers eager to resume activities that were shut down during the pandemic. With millions of people being vaccinated every week since late December, there is a good chance that life will begin to return to normal by mid-2021.

We also anticipate more COVID-19 relief stimulus and a large infrastructure program from the new Biden administration to further boost economic growth. A reinvigorated economy, that we expect to accelerate as the year unfolds, should be a positive environment for the stock market in 2021.

From an economic and market perspective, we think the new political landscape of a Biden presidency and an evenly divided U.S. Senate should allow for several favorable legislative actions to stimulate the economy, such as an additional COVID-19 relief package and an infrastructure program, but likely result in restraining a meaningful increase in taxes. Another positive for markets is the good chance that our global trade policies may be less adversarial and more consistent, providing additional economic tailwinds. President Biden has clearly stated that his top priorities are solving the health care crisis and growing the economy.

While we expect the Federal Reserve to keep interest rates low for the upcoming year, we think intermediate and longer-term bonds may drift higher as the year progresses and investors react to an improving economy and signs that inflation could be picking up.

We continue to believe equities are more attractive than fixed income and expect global interest rates to trend higher in 2021.

Semi-Annual Review

The Fund gained +13.42% in the last six months of 2020 compared to +22.73% for the Russell 1000 Value Index and +22.16% for the S&P 500 Index.

During the six-month period, the sectors contributing the most to the Fund's return (multiplying sector weighting by performance) were Financial Services and Technology. The Energy and Health Care sectors detracted the most from the Fund's results.

The 4th Quarter and Year in Review

The Matrix Advisors Dividend Income Fund had a solid 4th quarter but a disappointing year of performance in an environment (recession and low-interest rates) that has typically favored high dividend-paying stocks. The portfolio's performance lagged in 2020 even while the underlying businesses excelled. We are confident that better portfolio performance results are forthcoming in 2021 and beyond.

MATRIX ADVISORS
DIVIDEND FUND

In 2020, strong operating results from our portfolio companies allowed them to maintain and grow their dividends in a year when dividend cuts and eliminations were common. Notably for the year, 22 of the portfolio's 30 holdings increased their dividends by 5.5% on average, during the deepest recession in 90 years. In the 4th quarter, three holdings raised their dividends by an average of 7.6%. Of the eight companies that did not raise their dividends in 2020, five were Financials that were limited by Federal Reserve restrictions during the year.

For the 4th quarter, the Fund's double-digit return underperformed the Russell 1000 Value Index and lagged for the full year. The portfolio underperformed the more growth-oriented S&P 500 Index for both the quarter and the year.

While we were happy that the Fund fully recovered from the first quarter sell-off, we were frustrated that the bounce back lagged these indexes and did not better track the strong business performance of the Fund's holdings. Dividend stocks as a group were among the weakest performers in 2020, a phenomenon that we expect should reverse in the upcoming year.

The sector contributing the most to the Fund's return (multiplying sector weighting by performance) in the 4th quarter was Financial Services. Other strong sectors contributing to the portfolio's performance were Technology and Health Care. The Consumer Discretionary and Consumer Staples sectors were notable laggards.

Using the same methodology, Technology was the sector that contributed most to the portfolio's return for the year, followed by Industrials. Energy and Financial Services were the sectors detracting most from performance in 2020.

In the 4th quarter, the Fund bought a new position in General Dynamics, a leading defense contractor and owner of Gulfstream Aerospace (business jets) and added to positions in AbbVie, Cisco, Coca-Cola, Consolidated Edison, Gilead Sciences, and Merck.

The Fund sold the position in Eaton into strength as the stock rallied sharply since the March lows.

We are optimistic about the portfolio's prospects in 2021. We look for solid earnings and accelerating dividend growth in the upcoming year. As noted earlier in our 2021 outlook, we think many portfolio sectors that lagged in 2020 will lead in the upcoming year. Some of our larger sector exposures like Financials, Healthcare, Utilities, and Telecom should fare well in the new political landscape and are positioned to benefit from an improving economy.

Specifically, we are very positive on Financials, which have navigated the COVID-19 recession well, with strong capital, good expense control, and solid fee income, mitigating the decline in net interest income from historically low-interest rates. A stronger economy and an expected normal steepening of the yield curve should be very beneficial for Financial companies' earnings and their stock prices. The recent appointment of Janet Yellen as Treasury Secretary, the Federal Reserve allowing banks to restart their share buybacks, and the late December COVID-19 Relief Package passed by Congress and signed by the President, all support our bullish thesis for the group.

Consumer Staples and Technology are well-positioned for continued favorable business and stock performance. We believe our Technology holdings that rallied strongly last year, may slow but positions like Cisco and IBM, that did not participate in the sector's rally, are poised to play catch-up in the upcoming periods.

We look for dividend stocks to shine in the upcoming year as investors seek income-generating investments to help offset the very low-interest rates offered by money markets and bonds.

MATRIX ADVISORS
DIVIDEND FUND

As we have mentioned in the past, we believe the Fund's strategy is well suited for conservative, income-oriented equity investors. The Fund's portfolio is intended to have more risk mitigation than the S&P 500 Index during market turbulence while still allowing for meaningful appreciation over time. We also think the highly diversified portfolio is well-positioned to have favorable performance in the stronger economy and rising interest rate environment which we anticipate over the next few years.

We hope that you and your family are safe and healthy. We want to wish you all the best in 2021 and thank you for your continued confidence.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/20)	$1,000.00	$1,000.00
Ending Account Value (12/31/20)	$1,134.20	$1,020.67
Expenses Paid During Period[1]	$4.84	$4.58

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Financials	22.0%
Health Care	19.2%
Consumer Staples	17.4%
Information Technology	16.6%
Communication Services	9.4%
Utilities	9.1%
Energy	2.8%
Consumer Discretionary	1.8%
Industrials	1.6%
Total Investments	99.9%
Other Assets	0.1%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2020.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2020 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.9%
AEROSPACE/DEFENSE: 0.3%
400 General Dynamics Corp.	$59,528
BANK (MONEY CENTER): 5.4%
9,500 JPMorgan Chase & Co.	1,207,165
BANK (REGIONAL): 9.8%
2,550 M&T Bank Corp.	324,615
6,800 The PNC Financial Services Group, Inc.	1,013,200
17,500 Truist Financial Corp.	838,775
2,176,590
BANK (SUPER REGIONAL): 2.7%
12,900 US Bancorp	601,011
BEVERAGES: 5.9%
4,500 PepsiCo, Inc.	667,350
11,800 The Coca-Cola Co.	647,112
1,314,462
BIOTECHNOLOGY: 3.6%
14,000 Gilead Sciences, Inc.	815,640
BUILDING MATERIAL AND SUPPLIES DEALERS: 1.8%
1,525 The Home Depot, Inc.	405,071
CABLE TV: 1.4%
6,000 Comcast Corp. - Class A	314,400
COMPUTER PERIPHERALS: 3.0%
5,300 IBM	667,164
COMPUTER SOFTWARE AND SERVICES: 5.2%
5,250 Microsoft Corp.	1,167,705

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2020 (Unaudited) – Continued

SHARES	VALUE
DRUG: 9.2%
10,200 AbbVie, Inc.	$1,092,930
11,600 Merck & Co., Inc.	948,880
2,041,810
DRUG STORE: 4.9%
15,900 CVS Health Corp.	1,085,970
ELECTRIC UTILITY: 9.1%
9,250 Consolidated Edison, Inc.	668,498
7,300 Duke Energy Corp.	668,388
8,550 Pinnacle West Capital Corp.	683,572
2,020,458
FOOD PROCESSING (RETAIL): 8.2%
13,500 General Mills, Inc.	793,800
16,600 Kellogg Co.	1,033,018
1,826,818
HOUSEHOLD PRODUCTS: 3.3%
5,400 Kimberly-Clark Corp.	728,082
INSURANCE (DIVERSIFIED): 4.1%
19,500 MetLife, Inc.	915,525
MEDICAL SUPPLIES: 1.5%
2,200 Johnson & Johnson	346,236
PETROLEUM (INTEGRATED): 2.8%
7,300 Chevron Corp.	616,485
SEMICONDUCTER: 3.6%
5,300 QUALCOMM, Inc.	807,402
TELECOMMUNICATION SERVICES: 8.0%
31,500 AT&T, Inc.	905,940
14,800 Verizon Communications, Inc.	869,500
1,775,440

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2020 (Unaudited) – Continued

SHARES	VALUE
TELECOMMUNICATIONS (EQUIPMENT): 4.8%
23,900 Cisco Systems, Inc.	$1,069,525
TRANSPORTATION SERVICES: 1.3%
1,800 United Parcel Service, Inc. - Class B	303,120
TOTAL COMMON STOCKS (Cost $18,544,580)	$22,265,607
TOTAL INVESTMENTS (Cost $18,544,580): 99.9%	22,265,607
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.1%	24,588
TOTAL NET ASSETS: 100.0%	$22,290,195

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At December 31, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (cost $18,544,580)	$22,265,607
Cash	1,276
Receivables:
Investments sold	86,633
Fund shares sold	949
Dividends and interest	22,836
Prepaid expenses	20,000
Total assets	22,397,301
LIABILITIES:
Payables:
Investments purchased	74,163
Due to advisor	2,352
Accrued expenses:
Reports to shareholders	8,712
Fund administration fees	8,572
Audit fees	7,061
Custody fees	2,190
Trustee fees	183
Other expenses	3,873
Total liabilities	107,106
NET ASSETS	$22,290,195
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	867,216
Net Asset Value, Offering Price and Redemption Price Per Share	$25.70
COMPONENTS OF NET ASSETS:
Paid in capital	$19,223,790
Total distributable earnings	3,066,405
Net Assets	$22,290,195

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Six Months Ended December 31, 2020 (Unaudited)

INVESTMENT INCOME
INCOME
Dividends	$367,557
Interest	46
Total income	367,603
EXPENSES
Advisory fees	61,077
Fund administration fees	17,050
Registration fees and expenses	16,254
Fund accounting fees	10,780
Transfer agent fees	9,216
Legal fees	7,551
Audit fees	7,048
Reports to shareholders	4,972
Custody fees	4,303
Trustee fees	1,593
Other expenses	4,082
Total expenses	143,926
Less: expense reimbursement by advisor	(52,311)
Net expenses	91,615
Net investment income	275,988
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	469,454
Net change in unrealized appreciation/depreciation on investments	1,840,772
Net realized and unrealized gain on investments	2,310,226
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,586,214

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2020	YEAR ENDED JUNE 30, 2020
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)
OPERATIONS:
Net investment income	$275,988	$479,682
Net realized gain (loss) on investments	469,454	(1,048,959)
Net change in net unrealized appreciation/depreciation on investments	1,840,772	381,891
Net increase (decrease) in net assets resulting from operations	2,586,214	(187,386)
NET DISTRIBUTIONS TO SHAREHOLDERS	(280,260)	(546,118)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,283,061	4,332,103
Proceeds from reinvestment of distributions	275,360	537,718
Cost of shares redeemed	(391,312)	(1,462,593)
Net increase from capital share transactions	2,167,109	3,407,228
Total increase in net assets	4,473,063	2,673,724
NET ASSETS
Beginning of period	17,817,132	15,143,408
End of period	$22,290,195	$17,817,132
CHANGE IN SHARES
Shares outstanding, beginning of period	775,658	623,793
Shares sold	96,135	192,342
Shares issued on reinvestment of distributions	11,366	22,993
Shares redeemed	(15,943)	(63,470)
Shares outstanding, end of period	867,216	775,658

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each period

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,			PERIOD OCTOBER 13, 2016(a) THROUGH
	2020		2020	2019	2018	JUNE 30, 2017
	(Unaudited)
Net asset value, beginning of period	$22.97		$24.28	$22.62	$21.36	$20.00
Income (loss) from investment operations:
Net investment income	0.33	(b)	0.70 (b)	0.60 (b)	0.50 (b)	0.35	(b)
Net unrealized gain (loss) on investments	2.73		(1.22)	1.81	1.33	1.33
Total from investment operations	3.06		(0.52)	2.41	1.83	1.68
Less distributions:
Dividends from net investment income	(0.33)		(0.69)	(0.57)	(0.46)	(0.32)
Distributions from net realized gain	—		(0.10)	(0.18)	(0.11)	—
Total distibutions	(0.33)		(0.79)	(0.75)	(0.57)	(0.32)
Net asset value, end of period	$25.70		$22.97	$24.28	$22.62	$21.36
Total return	13.42	%(c)	(2.18)%	10.86%	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of period (millions)	$22.3		$17.8	$15.1	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.41	%(d)	1.54%	1.80%	2.51%	3.66	%(d)
After expense reimbursement	0.90	%(d)	0.90%	0.90%	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.20	%(d)	2.26%	1.66%	0.57%	(0.47	)%(d)
After expense reimbursement	2.71	%(d)	2.90%	2.56%	2.18%	2.29	%(d)
Portfolio turnover rate	12	%(c)	38%	23%	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 – 2020) or expected to be taken in the Fund's 2021 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the six months ended December 31, 2020, the Fund accrued $61,077 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expenses limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2021, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and/or expense payment or (ii) the Expense Limit in place at the time of recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees upon 60 days' written notice to the Advisor.

For the six months ended December 31, 2020, the Advisor waived advisory fees and reimbursed expenses totaling $52,311 in the aggregate. At December 31, 2020, the cumulative amount available for reimbursement that has been paid and/or waived is $362,022. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2021	2022	2023	2024
$88,842	$114,564	$106,305	$52,311

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $1,667 for the six months ended December 31, 2020 for CCO support services.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2020, are as follows:

	Purchases	Sales
Common Stock	$4,667,447	$2,385,727

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$15,912,544
Gross tax unrealized appreciation	2,734,550
Gross tax unrealized depreciation	(855,363)
Net tax unrealized appreciation on investments	1,879,187
Undistributed ordinary income	6,099
Undistributed long-term capital gains	—
Total Distributable Earnings	6,099
Other accumulated losses	(1,124,835)
Total Accumulated Earnings/Losses	$760,451

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

U.S. GAAP required that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, the following reclassifications were made:

Distributable Earnings	Paid In Capital
$5,384	$(5,384)

As of June 30, 2020, the Fund had $1,124,835 in post-October losses which are deferred until fiscal year 2021 for tax purposes. The Fund had no capital loss carryover. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2020, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2021 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The tax character of distributions paid during the six months ended December 31, 2020 and the year ended June 30, 2020 were as follow:

	December 31, 2020	June 30, 2020
Distributions Paid From:
Ordinary Income*	$280,260	$479,347
Long-Term Capital Gain	$—	$66,771
	$280,260	$546,118

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2020.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$22,265,607	$—	$—	$22,265,607
Total Equity	$22,265,607	$—	$—	$22,265,607
Total Investments in Securities	$22,265,607	$—	$—	$22,265,607

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 (once available), free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Security and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Matrix Advisors Funds Trust (the "Trust") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for the Matrix Advisors Dividend Fund, a series of the Trust (the "Fund"), and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the "Board") of the Trust has approved Matrix Asset Advisors, Inc., the Fund's investment advisor, as the administrator for the Program (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to a Liquidity Risk Management Committee comprised of various personnel of the Program Administrator's portfolio management, risk and compliance departments. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum, if applicable, and any material changes to the Program.

On August 21, 2020, the Board reviewed the Program Administrator's written annual report for the period July 1, 2019 through June 30, 2020 (the "Report"). The Report provided an assessment of the Fund's liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator determines the liquidity classifications of the Fund's holdings, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund's portfolio is expected to primarily hold highly liquid investments and the Fund will be considered a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Fund did not hold illiquid investments during the review period and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program during the review period.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

The Program Administrator concluded that the Fund has been able to meet redemption needs in all market conditions during the review period without significant dilution to the Fund's remaining investors. The Program Administrator determined that the Program is adequate and functioning effectively.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between Matrix Advisors Funds Trust (the "Trust"), on behalf of the Matrix Advisors Dividend Fund (the "Fund"), and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Trust's Board of Trustees (the "Board") at an in-person meeting called for that purpose (or in another manner permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to exemptive relief therefrom), and also by a vote of a majority of the trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Trustees").

At a meeting held on August 21, 2020, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Trustees ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Trustees by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and net expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients managed by the Advisor; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the chief compliance officer's annual compliance program review; (vii) the Advisor's overall financial condition, particularly in light of any impacts or anticipated impacts of recent market events relating to the novel coronavirus (COVID-19) pandemic, and the Advisor's financial commitments to the Fund; (viii) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2020; (ix) a copy of the Advisor's Form ADV; (x) the implementation and operation of the Advisor's disaster recovery/business continuity plan in response to the COVID-19 pandemic and challenges to day-to-day operations in a predominantly work-from-home environment and related testing thereto; and (xi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Trustees met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1) The Nature, Extent and Quality of Services Provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board considered that the Advisor had over 34 years of experience in value investing, as well as the quality of the other services provided by the Advisor, including, but not limited to: the administration of the Fund's compliance program, including the efforts of the Fund's CCO; Board services support; oversight and coordination of services providers; general administrative services; and other services, such as the provision of office space to Fund officers. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered other information from management, including the Advisor's response to the COVID-19 pandemic, noting the Advisor had concluded that its disaster recovery/business continuity plan was operating effectively in the work-from-home environment. The Board also focused on the Advisor's reputation, long-standing relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Value Fund, Inc.). Based on the foregoing, the Board concluded that the range of services provided by the Advisor to the Fund was appropriate, and that the Advisor was qualified to provide such services to the Fund.

2) The Cost of the Advisory Services and the Profits Realized by the Advisor from the Relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered the Fund's advisory fee of 0.60% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.90% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately-managed accounts ("SMAs") of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted that the peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board also considered comparative total fund expenses of the Fund and the peer group.

The Board noted that the advisory fee of 0.60% charged by the Advisor was equal to the median (0.60%) and slightly higher than the average (0.59%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.90% was slightly higher than the median (0.89%) and the average (0.89%) among the peer group. The Board also noted that the Advisor waived all advisory fees and reimbursed certain Fund expenses in accordance with its operating expense limitation agreement, and, as a result, no advisory fees were paid to the Advisor by the Fund. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the prior fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

to other SMAs of the Advisor with investment strategies similar to the Fund's investment strategy, noting the average fees paid by those SMAs were lower than the Fund's advisory fee. However, the Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the oversight of the Fund's other service providers, including Fund Services.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund, noting the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor is financially sound and has maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the advisory fee paid by the Fund to the Advisor was reasonable in light of the nature and quality of the services provided and fees paid by comparable funds and accounts

3) Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to the peer group for the year-to-date, one-year and three-year periods ended June 30, 2020. The Board observed that the Fund observed that the Dividend Fund had negative absolute performance but relative outperformance compared to the peer group for the one-year and year-to-date periods and outperformed the peer group for the three-year period ended June 30, 2020. The Board also reviewed the Fund's performance compared to its benchmark index, the S&P 500 Index, as well as the Russell 1000 Value Index. The Board also compared the Fund's performance to the historical performance of an applicable composite of the other SMAs managed by the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Board determined that, despite comparative underperformance for certain periods reviewed for the Fund, the Fund and its shareholders could benefit from the Advisor's continued management.

4) The Extent to Which Economies of Scale Will Be Realized as the Fund Grows and Whether Fee Levels Reflect those Economies of Scale.

With respect to the Board's consideration of economies of scale, the Board considered that through the Advisor's fee waivers and expense reimbursements, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted that the Fund's advisory fee did not contain any breakpoint reductions as the Fund's assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the advisory fee structure, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund's current asset level.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

5) Benefits Derived from the Advisor's Relationship with the Fund and Other Factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor (through soft dollar commissions) by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and, in many cases, may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Trustees, unanimously determined that the continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also concluded that the investment advisory fees paid to the Advisor by the Fund continued to be fair and reasonable in consideration of the Fund, the profitability of the Fund to the Advisor and the services provided by the Advisor to the Fund.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Semi-Annual Report

MATRIX ADVISORS

DIVIDEND FUND

December 31, 2020

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

Item 1. Reports to Stockholders.

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	March 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 9, 2021